UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 18, 2025

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On August 18, 2025, Evertec Brasil Informática S.A. (“Evertec BR”), a wholly-owned subsidiary of EVERTEC, Inc. (“Evertec” or the “Company”), entered into a Share Purchase Agreement and Other Covenants (the “SPA”), dated as of August 20, 2025, by and among Evertec BR, Tecnobank Tecnologia Bancária S.A., a corporation duly constituted and existing in accordance with the Laws of the Federative Republic of Brazil (“Tecnobank”), and certain shareholders of Tecnobank party thereto (the “Sellers”). Pursuant to the terms of, and subject to the conditions specified in, the SPA, Evertec BR will purchase a total of 7,628,470 common shares of Tecnobank from the Sellers for an aggregate purchase price of approximately R$787 million (the “Transaction”), representing approximately USD $144 million at current exchange rates, subject to customary adjustments. The Transaction is expected to be funded with the Company’s existing liquidity. Following the consummation of the Transaction, Evertec BR will hold a 75% ownership stake in Tecnobank on a fully diluted basis.

The Transaction is expected to close in the fourth quarter of 2025, subject to the satisfaction or waiver of customary closing conditions, including, among other things: (i) the absence of any order or legal requirement preventing, restricting, suspending, prohibiting, or making illegal the consummation of the Transaction, or any claims seeking or requesting any such order or legal requirement, (ii) final approval of the Transaction by the Brazilian antitrust authorities (Conselho Administrativo de Defesa Econômica) (“CADE”); (iii) the accuracy of the representations and warranties of each party; (iv) the fulfillment of each party’s obligations and commitments under the SPA; and (v) the absence of a Material Adverse Effect (as defined in the SPA).

Evertec BR and the Sellers have made customary representations and warranties in the SPA. The SPA also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of Tecnobank’s business between the date of the signing of the SPA and the consummation of the Transaction (such date, the “Closing Date”), including conducting operations and maintaining the business organization in the ordinary course of business and in accordance with applicable law, keeping the services of its officers and employees available in the ordinary course of business, maintaining business relationships and continuing to pay and discharge debts, (ii) the parties’ mutual cooperation to cause the Transaction to be completed, including actions to obtain the required approval of CADE for the Transaction, and (iii) confidentiality, non-solicitation and non-competition provisions. The SPA also contains customary indemnification provisions by both Evertec BR and the Sellers with respect to the performance of specified pre-closing and post-closing covenants.

In addition, the SPA provides that, on the Closing Date, the parties will enter into a shareholders’ agreement governing the relationship of Evertec BR and the Sellers as shareholders of Tecnobank following the consummation of the Transaction, including continuity of management post-closing, rules applicable over the transfer of shares, and reciprocal put and call options for Evertec BR to acquire from the remaining Sellers the remainder of their equity interests in Tecnobank.

The SPA contains certain customary termination rights for Evertec BR, Tecnobank and the Sellers, including, by mutual agreement of the parties or by either Sellers or Buyer if the Transaction is not consummated on or prior to six months from the date of entering into the SPA, subject to an automatic two-month extension if all conditions to closing other than approval of the Transaction by CADE have been satisfied or waived.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the SPA are made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants are (i) made only for purposes of the SPA, (ii) qualified by confidential disclosures made by the parties to each other in connection with the SPA, (iii) subject to materiality qualifications contained in the SPA which may differ from what may be viewed as material by investors, (iv) made only as of the date of the SPA or such other date as is specified in the SPA, continuing until the Closing Date and (v) included in the SPA for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the SPA is included with this filing only to provide investors with information regarding the terms of the SPA, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The SPA should not be read alone but should instead be read in conjunction with the other information regarding the parties, the Transaction and other documents that Evertec will file with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD Disclosure.

On August 21, 2025, Evertec issued a press release announcing the Transaction, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information contained in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including, without limitation, statements regarding the Transaction, the anticipated benefits thereof, the timing of the Transaction closing and the parties’ entrance into the shareholders’ agreement, are forward-looking statements. Words such as “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” and “plans” and similar expressions of future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts.

Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: failure to satisfy one or more conditions to closing of the Transaction; the inability to achieve the expected benefits of the Transaction; the loss of personnel or customers in connection with the Transaction; any delays in obtaining regulatory approvals; and the important factors set forth under "Part 1, Item 1A. Risk Factors," in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 3, 2025, as any such factors may be updated from time to time in the Company’s filings with the SEC.  The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless it is required to do so by law.

Item 9.01	Financial Statements and Exhibits.

Number	Exhibit
2.1#^	Share Purchase Agreement and Other Covenants, dated as of August 20, 2025
99.1*	Press Release titled “Evertec to Acquire Controlling Stake in Tecnobank, a Fintech Company in Brazil”, dated August 21, 2025*
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

# Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

^ Pursuant to Item 601(b)(10), information in this exhibit identified by brackets is confidential and has been excluded because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: August 21, 2025	By:	/s/ Joaquín A. Castrillo-Salgado
Joaquín A. Castrillo-Salgado
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
2.1#^	Share Purchase Agreement and Other Covenants, dated as of August 20, 2025
99.1*	Press Release titled “Evertec to Acquire Controlling Stake in Tecnobank, a Fintech Company in Brazil”, dated August 21, 2025*
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

# Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

^ Pursuant to Item 601(b)(10), information in this exhibit identified by brackets is confidential and has been excluded because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

*Furnished herewith.